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                                                                  EXHIBIT (e)(2)

                               Exhibit A to the
                             Amended and Restated
                             Distribution Contract

                             EXCELSIOR FUNDS, INC.
                             ---------------------
                                  Money Fund
                             Government Money Fund
                              Treasury Money Fund
                     Short-Term Government Securities Fund
                     Intermediate-Term Managed Income Fund
                              Managed Income Fund
                              Blended Equity Fund
                            Income and Growth Fund
                       Energy and Natural Resources Fund
                         Value and Restructuring Fund
                                Small Cap Fund
                              International Fund
                              Latin America Fund
                               Pacific/Asia Fund
                               Pan European Fund
                             Large Cap Growth Fund
                               Real Estate Fund
                             Emerging Markets Fund
                                Technology Fund

               In consideration of the mutual covenants set forth in the Distribution Contract dated as of August 1, 1995, as amended and restated on July 31, 1998, between Excelsior Funds, Inc. and Edgewood Services, Inc., Excelsior Funds, Inc. and Edgewood Services, Inc. execute and deliver this intending to be legally bound and intending this to be Amended Exhibit A to said Distribution Contract.

               Witness the due execution hereof this 31st day of March, 2000.

                                    EXCELSIOR FUNDS, INC.

                                    /s/ Frederick S. Wonham
                                    -----------------------
                                    Name:  Frederick S. Wonham
                                    Title: President and Treasurer

                                    EDGEWOOD SERVICES, INC.


                                    /s/ Lawrence Caraccioli
                                    -------------------------------------
                                    Name:  Lawrence Caraccioli
                                    Title: President

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